MuniEnhanced
Fund, Inc.













FUND LOGO












Annual Report

January 31, 1997




Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha,  Director
Robert R. Martin, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

NYSE Symbol
MEN

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

This report, including the financial information herein, is transmitted to the shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper

MuniEnhanced Fund, Inc.



The Benefits and
Risks of
Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

TO OUR SHAREHOLDERS


For the six-month period ended January 31, 1997, the Common Stock of MuniEnhanced Fund, Inc. earned $0.466 per share income dividends, which included earned and unpaid dividends of $0.061. This represents a net annualized yield of 7.87%, based on a month-end per share net asset value of $11.75. Over the same period, the total investment return on the Fund's Common Stock was +4.35%, based on an unchanged per share net asset value of $11.75, and assuming reinvestment of $0.465 per share income dividends.

For the year ended January 31, 1997, the Common Stock of MuniEnhanced Fund, Inc. earned $0.821 per share income dividends, representing a net annualized yield of 6.99%, based on a month-end per share net asset value of $11.75. Over the same period, the total investment return on the Fund's Common Stock was +2.18%, based on a change in per share net asset value from $12.40 to $11.75, and assuming reinvestment of $0.823 per share income dividends.

For the six-month period ended January 31, 1997, the Fund's
Preferred Stock had an average dividend yield as follows: Series A, 3.11%; Series B, 3.65%; and Series C, 3.47%.

The Municipal Market
Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields fell over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bonds yield rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bonds yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the last six months, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance for the same period a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds were issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relevant to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion--$175 billion range. Investor demand is also expected to regain its former strength with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion--$185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 should continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During much of the first half of the fiscal year ended January 31, 1997, we restructured MuniEnhanced Fund, Inc.'s portfolio in order to make it more defensive to seek to preserve shareholder capital. As a result, at times the Fund had more than a 10% cash reserve position. We bought higher-coupon, lower duration bonds to stabilize the Fund, which enabled it to pay out an attractive dividend yield.

During the months of September 1996 to January 1997, we anticipated the rally in municipal bonds and restructured the portfolio once again. We purchased long duration performance-oriented bonds, thereby reducing our cash reserves to a minimal level. By being fully invested with a longer duration, the Fund was able to fully participate in the fall bond market rally. We have also carefully monitored our call protection in the portfolio so that our shareholders may receive an attractive tax-exempt income.

Looking ahead, we will continue to monitor signs of economic growth or a possible slowdown in the economy. We are also keenly interested to see if a balanced Federal budget can be achieved this year. Should that occur, it would be a positive backdrop for long-term interest rates and MuniEnhanced Fund, Inc. would adopt a more aggressive strategy to seek to enhance the Fund's total return potential.

In Conclusion
We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager




March 7, 1997

PROXY RESULTS


During the six-month period ended January 31, 1997, MuniEnhanced
Fund, Inc. Common Stock shareholders voted on the following
proposals. The proposals were approved at a special shareholders'
meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:
                                                                                        Shares Voted          Shares Voted
                                                                                            For            Without Authority
1. To elect the Fund's Board of Directors:                   James H. Bodurtha           27,521,666             606,217
                                                             Robert R. Martin            27,517,504             610,828
                                                             Joseph L. May               27,536,216             591,666
                                                             Arthur Zeikel               27,524,088             603,795
                                                                             Shares Voted       Shares Voted     Shares Voted
                                                                                 For              Against          Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                        27,502,966            210,870          414,046

During the six-month period ended January 31, 1997, MuniEnhanced
Fund, Inc. Preferred Stock shareholders (Series A, Series B and
Series C) voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996.
The description of each proposal and number of shares voted are as follows:

                                                                                        Shares Voted         Shares Voted
                                                                                            For            Without Authority
1. To elect the Fund's Board of Directors: James H. Bodurtha,
   Herbert I. London, Robert R. Martin, Joseph L. May,
   Andre F. Perold and Arthur Zeikel as follows:                   Series A                1,967                   32
                                                                   Series B                1,582                    0
                                                                   Series C                1,689                  155
                                                                             Shares Voted       Shares Voted     Shares Voted
                                                                                 For              Against          Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year as follows:    Series A      1,967                 32               0
                                                                   Series B      1,560                  0              22
                                                                   Series C      1,689                 32             123

Portfolio
Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                    S&P     Moody's    Face                                                                       Value
STATE             Ratings   Ratings   Amount  Issue                                                             (Note 1a)
Alabama--0.5%       AAA       Aaa   $  2,500  Huntsville, Alabama, Health Care Authority, Health Care
                                              Facilities Revenue Bonds, Series B, 6.625% due 6/01/2023 (c)      $  2,726


Alaska--1.1%        AA        Aa3      5,000  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                              (Sohio Pipeline--British Petroleum Oil), 7.125% due 12/01/2025       5,547


Arizona--1.1%       AAA       Aaa      2,000  Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50%
                                              due 7/01/2014 (c)                                                    2,176
                    A1+       P1       3,200  Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                              Refunding (Arizona Public Service Co.), VRDN, Series B, 3.70%
                                              due 5/01/2029 (a)                                                    3,200

California--9.4%                              California State Public Works Board, Lease Revenue Bonds
                                              (Various University of California Projects):
                    AAA       Aaa      2,000    Series A, 6.40% due 12/01/2016 (d)                                 2,157
                    A         A1       2,500    Series B, 6.625% due 12/01/2019                                    2,699
                    AAA       Aaa      5,000  Central Coast Water Authority, California, Revenue Bonds
                                              (State Water Project Regional Facilities), 6.60% due
                                              10/01/2002 (d)(g)                                                    5,623
                    A+        A1       2,500  Contra Costa County, California, COP, 6.50% due 8/01/2019            2,625
                    AAA       Aaa      8,235  Los Angeles County, California, Transportation Commission,
                                              Sales Tax Revenue Refunding Bonds, Series B, 6.50% due
                                              7/01/2015 (b)                                                        8,868
                    AAA       Aaa      1,500  M-S-R Public Power Agency, California, Revenue Bonds
                                              (San Juan Project), Series E, 6.50% due 7/01/2017 (c)                1,615
                    AAA       Aaa      1,500  Northern California Transmission Revenue Bonds (California-
                                              Oregon Transmission Project), Series A, 6.50% due 5/01/2016 (c)      1,615
                    AAA       Aaa      3,000  Port Oakland, California, Port Revenue Bonds, Series J,
                                              5.50% due 11/01/2026 (c)                                             2,893
                    AAA       Aaa      4,210  San Francisco, California, City and County Airports
                                              Commission, Airport International Revenue Bonds, AMT, Second
                                              Series, Issue 6, 6.60% due 5/01/2024 (d)                             4,553
                    AAA       Aaa     12,000  San Francisco, California, State Building Authority,
                                              Lease Revenue Bonds (San Francisco Civic Center Complex),
                                              Series A, 5.25% due 12/01/2021 (d)                                  11,317
                    AAA       Aaa      2,000  Santa Clara County, California, Financing Authority,
                                              Lease Revenue Bonds (VMC Facility Replacement Project),
                                              Series A, 6.75% due 11/15/2020 (d)                                   2,226


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                    S&P     Moody's    Face                                                                       Value
STATE             Ratings   Ratings   Amount  Issue                                                             (Note 1a)
Colorado--3.6%      AAA       Aaa   $  1,675  Adams and Weld Counties, Colorado, School District No.
                                              027-J (Brighton), Series C, 5.50% due 12/01/2016 (b)              $  1,665
                    AAA       Aaa      3,000  Adams County, Colorado, School District No. 012, UT,
                                              Series A, 5.95% due 12/15/2012 (c)(h)                                1,248
                    AAA       Aaa      2,000  Alamosa and Conejos Counties, Colorado, School District
                                              No. RE-11J, UT, 5% due 12/01/2015 (c)                                1,875
                    AAA       Aaa      1,750  Auraria, Colorado, Higher Education Center, Revenue
                                              Refunding Bonds (Student Fee), 5.30% due 5/01/2021 (d)               1,661
                    AA+       Aa1      1,250  Colorado, HFA, S/F Housing, Refunding, Series AA, 5.60%
                                              due 11/01/2016                                                       1,231
                                              Colorado, HFA, S/F Project, AMT:
                    NR*       Aa       3,000    Senior Series A-1, 7.40% due 11/01/2027                            3,282
                    NR*       Aa       3,480    Senior Series C-1, 7.65% due 12/01/2025                            3,848
                    AAA       Aaa      3,250  Douglas County, Colorado, School District No. RE-1,
                                              Refunding (Douglas and Elbert Counties), UT, 5.125% due
                                              12/15/2016 (c)                                                       3,074

Connecticut--1.2%   AA-       A1       2,000  Connecticut State Health and Educational Facilities
                                              Authority Revenue Bonds (Nursing Home Program--
                                              AHF/Hartford), 7.125% due 11/01/2024                                 2,259
                    AAA       Aaa      3,500  Connecticut State Special Tax Obligation Revenue Bonds,
                                              Series B, 6.25% due 10/01/2014 (b)                                   3,690


Delaware--0.5%      AAA       Aaa      2,000  Delaware Transportation Authority, Transportation
                                              System Revenue Bonds, Senior Series, 7% due 7/01/2013 (b)            2,249


Florida--2.9%       AAA       Aaa     15,000  Dade County, Florida, Water and Sewer System Revenue
                                              Bonds, 5.25% due 10/01/2026 (b)                                     14,079


Georgia--3.8%       A-1       NR*        800  Burke County, Georgia, Development Authority, PCR,
                                              Refunding (Georgia Power Company,Plant Vogtle Project),
                                              VRDN, 3.65% due 9/01/2026 (a)                                          800
                    AAA       Aaa      7,725  Georgia Municipal Electric Authority, Power Revenue Bonds,
                                              Series EE, 7% due 1/01/2025 (d)                                      9,205
                    AAA       Aaa      3,500  Metropolitan Atlanta, Georgia, Rapid Transit Authority,
                                              Sales Tax Revenue Bonds,Second Indenture, Series A, 6.90%
                                              due 7/01/2004 (c)(g)                                                 4,021
                    AAA       Aaa      3,000  Municipal Electric Authority, Georgia, Project 1, Sub-Series
                                              A, 6.50% due 1/01/2026 (d)                                           3,270
                    AAA       Aaa      1,000  Municipal Electric Authority, Georgia, Special Obligation,
                                              Third Crossover, 6.60% due 1/01/2018 (c)                             1,126


Hawaii--3.9%        AAA       Aaa     11,250  Hawaii State Airport System Revenue Bonds, AMT, Second Series,
                                              7.50% due 7/01/2020 (b)                                             12,324
                    AAA       Aaa      6,070  Hawaii State Department of Budget and Finance, Special
                                              Purpose Mortgage Revenue Bonds(Hawaiian Electric Company),
                                              AMT, Series C, 7.375% due 12/01/2020 (c)                             6,674


Illinois--5.9%      NR*       P1         200  Chicago, Illinois, O'Hare International Airport Revenue
                                              Bonds (American Airlines), DATES, Series D, 3.65% due
                                              12/01/2017 (a)                                                         200
                    AAA       Aaa      7,000  Chicago, Illinois, Refunding, Series B, 5.125% due
                                              1/01/2025 (b)                                                        6,377
                    AAA       Aaa      3,000  Chicago, Illinois, Water Revenue Bonds, 5% due 11/01/2025 (b)        2,689
                    AAA       Aaa      2,240  Cook County, Illinois, Chicago Community College District
                                              No. 508, COP, UT, 8.75% due 1/01/2007 (b)                            2,852
                    AAA       Aaa      3,000  Illinois Health Facilities Authority Revenue Bonds
                                              (Servantcor Project), Series A, 6.375% due 8/15/2021 (f)             3,116
                    AAA       Aaa      3,000  Metropolitan Pier and Exposition Authority, Illinois,
                                              Dedicated State Tax Revenue Refunding Bonds (McCormick Plant
                                              Expansion Project), Series A, 5.25% due 6/15/2027 (d)                2,777
                    AAA       Aaa      9,115  Regional Transportation Authority, Illinois, Series A, 7.20%
                                              due 11/01/2020 (d)                                                  10,908

Indiana--0.6%       NR*       Aaa      2,770  Indiana State, HFA, S/F Mortgage Revenue Bonds (Home
                                              Mortgage Program), AMT, Series B-2, 7.80% due 1/01/2022 (i)          2,913


Iowa--0.6%          NR*       Aaa      2,685  Iowa Finance Authority, S/F Mortgage Revenue Bonds, AMT,
                                              Series A, 7.90% due 11/01/2022 (i)                                   2,812


Kansas--6.9%        AAA       Aaa      5,500  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                              Company Project), 7% due 6/01/2031 (c)                               6,055
                    AAA       Aaa     23,385  Kansas City, Kansas, Utility System Revenue Refunding and
                                              Improvement Bonds, 6.375% due 9/01/2023 (b)                         24,928
                    AAA       Aaa      2,500  Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric
                                              Company Project), 7% due 6/01/2031 (c)                               2,752


Kentucky--0.9%      AAA       Aaa      5,000  Louisville and Jefferson Counties, Kentucky, Metropolitan
                                              Sewer District, Sewer and Drain System Revenue Bonds, Series
                                              A, 5.20% due 5/15/2026 (b)                                           4,652


Louisiana--1.1%     AAA       Aaa      4,340  Louisiana Public Facilities Authority, Revenue Refunding Bonds
                                              (Jefferson Parish Eastbank Project), 7.70% due 8/01/2010 (b)         4,711
                    A1+       VMIG1++    900  Saint Charles Parish, Louisiana, PCR (Shell Oil Company-Norco
                                              Project), VRDN, AMT, 3.75% due 11/01/2021 (a)                          900


Maine--0.6%         AA        Aa2      3,000  Maine State Housing Authority, Mortgage Purchase, AMT, Series
                                              C-2, 6.875% due 11/15/2023                                           3,110


Massachusetts--     AAA       Aaa      4,300  Massachusetts State, HFA, Housing Revenue Refunding Bonds
1.5%                                          (Insured Rental), AMT, Series A, 6.75% due 7/01/2028 (d)             4,495
                    AAA       Aaa      2,500  Massachusetts State Port Authority Revenue Bonds, AMT,
                                              Series A, 7.50% due 7/01/2020 (b)                                    2,739


Michigan--3.9%      AAA       Aaa      3,000  Monroe County, Michigan, PCR (Detroit Edison Company
                                              Project-Monroe and Fermi Plants), AMT, Project 1, 7.65%
                                              due 9/01/2020 (b)                                                    3,302
                    AAA       Aaa     15,125  Western Michigan University, General Revenue Bonds, 6.125%
                                              due 11/15/2022 (b)                                                  15,600

Minnesota--0.3%     A1+       Aa3        700  Hubbard County, Minnesota, Solid Waste Disposal Revenue
                                              Bonds (Potlatch Corporation Project), VRDN, AMT, 3.65%
                                              due 8/01/2014 (a)                                                      700
                    AA-       A1         900  Minneapolis, Minnesota, Community Development Agency, PCR
                                              (Nothern States Power Company Project), VRDN, 3.65% due
                                              3/01/2011 (a)                                                          900

Missouri--2.8%      AAA       Aaa      3,000  Kansas City, Missouri, Airport Revenue Bonds (General
                                              Improvement), Series B, 6.875% due 9/01/2014 (f)                     3,336
                                              Kansas City, Missouri, Municipal Assistance Corporation,
                                              Revenue Refunding Bonds (Leasehold--H. Roe Bartle),
                                              Series A (c):
                    AAA       Aaa      2,100    5.125% due 4/15/2015                                               2,003
                    AAA       Aaa      9,385    5% due 4/15/2020                                                   8,601


Montana--0.5%       AAA       Aaa      2,185  Forsyth, Montana, PCR, Refunding (Puget Sound Power and
                                              Light), AMT, Series B, 7.25% due 8/01/2021 (d)                       2,408


Nebraska--6.3%                                Nebraska Public Power District Revenue Bonds, Series A (c):
                    AAA       Aaa      2,995    (Electric System), 5.25% due 1/01/2022                             2,824
                    AAA       Aaa     17,215    (Electric System), 5.25% due 1/01/2028                            16,141
                    AAA       Aaa     12,500    (Power Supply System), 5.25% due 1/01/2022                        11,788


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                    S&P     Moody's    Face                                                                       Value
STATE             Ratings   Ratings   Amount  Issue                                                             (Note 1a)
Nevada--0.7%        AAA       Aaa   $  3,000  Washoe County, Nevada, Water Facility Revenue Bonds
                                              (Sierra Pacific Power), AMT, 6.65% due 6/01/2017 (c)              $  3,226


New Jersey--1.9%                              New Jersey State Housing and Mortgage Finance Agency,
                                              (Revenue Bonds Home Buyer), AMT (c):
                    AAA       Aaa      4,025    Series D, 7.70% due 10/01/2029                                     4,218
                    AAA       Aaa      5,000    Series K, 6.375% due 10/01/2026                                    5,108


New Mexico--1.0%    AAA       Aaa      2,375  Albuquerque, New Mexico, Airport Revenue Bonds, AMT,
                                              Series A, 6.60% due 7/01/2016 (d)                                    2,568
                    AAA       Aaa      2,300  Santa Fe, New Mexico, Revenue Bonds, Series A, 6.30%
                                              due 6/01/2004 (d) (g)                                                2,520


New York--6.0%                                New York City, New York, GO, UT:
                    AAA       Aaa      2,935    Series B, 8.25% due 6/01/2001 (g)                                  3,398
                    BBB+      Aaa      1,435    Series D, 9.50% due 8/01/2001 (g)                                  1,740
                    BBB+      Baa1     1,565    Series D, 9.50% due 8/01/2002                                      1,851
                    AAA       Aaa      3,300    Series G, 5.75% due 2/01/2014 (c)                                  3,321
                                              New York City, New York, Municipal Water Finance Authority,
                                              Water and Sewer System Revenue Bonds:
                    AAA       Aaa      2,400    Series B, 5.75% due 6/15/2026 (c)                                  2,390
                    A1+       VMIG1++  9,900    VRDN, Series C, 3.65% due 6/15/2023 (a) (b)                        9,900
                    AAA       Aaa      4,710  New York State Medical Care Facilities, Finance Agency
                                              Revenue Bonds (Saint Francis Hospital Project), Series A,
                                              7.625% due 11/01/2021 (b)                                            5,047
                    BBB       Aaa      1,500  New York State Urban Development Corporation Revenue Bonds
                                              (State Facilities) 7.50% due 4/01/2001 (g)                           1,700

North Carolina--    A1+       NR*      1,000  Raleigh-Durham, North Carolina, Airport Authority, Special
0.2%                                          Facility Revenue Refunding Bonds (American Airlines), VRDN,
                                              Series B, 3.70% due 11/01/2015 (a)                                   1,000


North Dakota--      AAA       Aaa      3,000  Bismarck, North Dakota, Hospital Revenue Refunding and
0.7%                                          Improvement Bonds (MedCenter One, Inc.), 7.50% due
                                              5/01/2013 (e)                                                        3,233


Ohio--1.0%          AAA       Aaa      2,500  North Canton, Ohio, City School District Improvement Bonds,
                                              UT, 6.70% due 12/01/2019 (d)                                         2,775
                    AAA       Aaa      2,150  Ohio State Air Quality Development Authority, PCR, Refunding
                                              (Ohio-Edison), Series A, 7.45% due 3/01/2016 (b)                     2,357


Oklahoma--0.1%      AAA       Aaa        680  Muskogee County, Oklahoma, Home Financing Authority, S/F
                                              Mortgage Revenue Refunding Bonds, Series A, 7.60% due
                                              12/01/2010 (b)                                                         715


Pennsylvania--0.9%  AAA       Aaa      4,000  Pennsylvania State Higher Educational Assistance Agency,
                                              Student Loan Revenue Bonds, AMT, 7.437% due 3/01/2020 (c)            4,319


South Dakota--      AAA       Aaa      8,000  South Dakota State Health and Educational Facilities Authority,
1.9%                                          Revenue Refunding Bonds (McKennan Hospital), Series A, 7.625%
                                              due 7/01/2014 (c)                                                    9,372


Tennessee--2.7%     AA        Aa       3,000  Metropolitan Government Nashville and Davidson Counties,
                                              Tennessee, UT, 6.15% due 5/15/2025                                   3,088
                    AAA       Aaa      3,225  Metropolitan Nashville Airport Authority, Tennessee Airport
                                              Revenue Bonds, Series C, 6.60% due 7/01/2015 (b)                     3,491
                    AAA       Aaa      5,450  Mount Juliet, Tennessee, Public Building Authority Revenue
                                              Bonds (Madison Suburban Utility District Loan), Series B, 7.80%
                                              due 2/01/2004 (c)(g)                                                 6,822


Texas--12.8%        AAA       Aaa      2,750  Bexar, Texas, Metropolitan Water District, Waterworks
                                              System Revenue Refunding Bonds, 6.35% due 5/01/2025 (c)              2,938
                    A1+       VMIG1++    200  Gulf Coast Waste Disposal Authority, Texas, PCR (Amoco Oil
                                              Company Project), VRDN, AMT, 3.75% due 5/01/2023 (a)                   200
                    AAA       Aaa      3,000  Harris County, Texas, Refunding (Permanent Improvement),
                                              6% due 10/01/2016 (c) (h)                                              956
                                              Houston, Texas, Water and Sewer System, Revenue Refunding
                                              Bonds (Junior Lien):
                    AAA       Aaa      6,000    Series A, 5.25% due 12/01/2025 (b)                                 5,620
                    AAA       Aaa        300    Series C, 6.375% due 12/01/2001 (d) (g)                              317
                    AAA       Aaa      4,700    Series C, 6.375% due 12/01/2017 (d)                                4,967
                    AAA       Aaa     40,000  Texas State Turnpike Authority, Dallas North Thruway Revenue
                                              Bonds (President George Bush Turnpike), 5% due 1/01/2025 (b)        36,160
                    AAA       Aaa     10,440  Texas Water Resource Finance Authority Revenue Bonds, 7.50%
                                              due 8/15/2013 (d)                                                   11,147
                    A1+       Aa3        600  West Side Calhoun County, Texas, Navigation District, Sewer
                                              and Solid Waste Disposal Revenue Bonds (BP Chemicals Inc.
                                              Project), VRDN, AMT, 3.75% due 4/01/2031 (a)                           600

Utah--1.8%          A+        Aa       5,000  Intermountain Power Agency, Utah, Power Supply Revenue Bonds,
                                              Series B, 7% due 7/01/2021                                           5,318
                    NR*       P1       3,400  Salt Lake County, Utah, PCR, Refunding (Service Station
                                              Holdings Project), VRDN, 3.70% due 2/01/2008 (a)                     3,400


Vermont--1.8%       AAA       Aaa      8,150  Vermont, HFA, Home Mortgage Purchase, AMT, Series B, 7.60%
                                              due 12/01/2024 (c)                                                   8,626


Virginia--3.5%      AAA       Aaa      6,000  Loudoun County, Virginia, COP, GO, 6.80% due 3/01/2014 (f)           6,650
                                              Virginia State, HDA, Commonwealth Mortgage, AMT:
                    AAA       Aaa      5,000    Series A, Sub-Series A-4, 6.45% due 7/01/2028 (c)                  5,110
                    AA+       Aa       5,000    Series B, Sub-Series B-3, 6.75% due 7/01/2021                      5,181


Washington--1.4%    AAA       Aaa      7,790  University of Washington, University Revenue Refunding Bonds
                                              (Housing and Dining), Junior Lien, 5% due 12/01/2021 (c)             7,060


Wisconsin--1.2%     AAA       Aaa      6,000  Wisconsin State Health and Educational Facilities Authority
                                              Revenue Bonds (Sinai Samaritan Medical Center Inc. Project),
                                              5.875% due 8/15/2026 (c)                                             5,962


                    Total Investments (Cost--$464,756)--99.5%                                                    488,381

                    Other Assets Less Liabilities--0.5%                                                            2,370
                                                                                                                --------
                    Net Assets--100.0%                                                                          $490,751
                                                                                                                ========

                 (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
                 (b)FGIC Insured.
                 (c)MBIA Insured.
                 (d)AMBAC Insured.
                 (e)BIG Insured.
                 (f)FSA Insured.
                 (g)Prerefunded.
                 (h)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                 (i)GNMA Collateralized.
                   *Not Rated.
                  ++Highest short-term rating by Moody's Investors Service, Inc.
                    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                   See Notes to Financial Statements.




STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of January 31, 1997
Assets:             Investments, at value (identified cost--$464,755,982) (Note 1a)                         $488,380,570
                    Cash                                                                                          88,175
                    Receivables:
                      Securities sold                                                      $ 19,023,458
                      Interest                                                                6,202,277       25,225,735
                                                                                           ------------
                    Prepaid expenses and other assets                                                             17,029
                                                                                                            ------------
                    Total assets                                                                             513,711,509
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   22,187,004
                      Dividends to shareholders (Note 1e)                                       443,568
                      Investment adviser (Note 2)                                               214,305       22,844,877
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       115,920
                                                                                                            ------------
                    Total liabilities                                                                         22,960,797
                                                                                                            ------------

Net Assets:         Net assets                                                                              $490,750,712
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.025 per share (6,000 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $150,000,000
                      Common Stock, par value $.10 per share (29,007,770 shares
                      issued and outstanding)                                              $  2,900,777
                    Paid-in capital in excess of par                                        319,102,131
                    Undistributed investment income--net                                      4,037,639
                    Accumulated realized capital losses on investments--net (Note 5)         (5,793,303)
                    Accumulated distributions in excess of realized capital gains
                    on investments--net (Note 1e)                                            (3,121,120)
                    Unrealized appreciation on investments--net                              23,624,588
                                                                                           ------------

                    Total--Equivalent to $11.75 net asset value per share of
                    Common Stock (market price--$11.00)                                                      340,750,712
                                                                                                            ------------
                    Total capital                                                                           $490,750,712
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Year Ended January 31, 1997
Investment          Interest and amortization of premium and discount earned                                $ 29,521,787
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,478,865
                    Commission fees (Note 4)                                                    379,600
                    Transfer agent fees                                                         105,878
                    Professional fees                                                            91,435
                    Accounting services (Note 2)                                                 64,076
                    Directors' fees and expenses                                                 45,355
                    Printing and shareholder reports                                             44,880
                    Listing fees                                                                 32,140
                    Custodian fees                                                               28,666
                    Pricing fees                                                                 17,961
                    Other                                                                        25,430
                                                                                           ------------
                    Total expenses                                                                             3,314,286
                                                                                                            ------------
                    Investment income--net                                                                    26,207,501
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (4,884,441)
Unrealized Loss     Change in unrealized appreciation on investments--net                                    (11,265,687)
on Investments--                                                                                            ------------
Net (Notes 1b,:     Net Increase in Net Assets Resulting from Operations                                    $ 10,057,373
1d & 3)                                                                                                     ============


                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                    January 31,
                    Increase (Decrease) in Net Assets:                                        1997              1996
Operations:         Investment income--net                                                 $ 26,207,501     $ 26,777,376
                    Realized gain (loss) on investments--net                                 (4,884,441)       5,498,127
                    Change in unrealized appreciation on investments--net                   (11,265,687)      30,124,671
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     10,057,373       62,400,174
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (20,745,023)     (20,979,145)
Shareholders          Preferred Stock                                                        (5,203,200)      (5,780,540)
(Note 1e):          In excess of realized gain on investments--net:
                      Common Stock                                                           (3,121,120)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (29,069,343)     (26,759,685)
                                                                                           ============     ============

Net Assets:         Total increase (decrease) in net assets                                 (19,011,970)      35,640,489
                    Beginning of year                                                       509,762,682      474,122,193
                                                                                           ------------     ------------
                    End of year*                                                           $490,750,712     $509,762,682
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1f)                         $  4,037,639     $  3,774,715
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.
                                                                                For the Year Ended January 31,
                    Increase (Decrease) in Net Asset Value:             1997++     1996++    1995      1994      1993
Per Share           Net asset value, beginning of year                $  12.40   $  11.17  $  12.99  $  12.29   $  11.96
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .90        .92       .96      1.01       1.06
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.54)      1.23     (1.71)     1.09        .68
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .36       2.15      (.75)     2.10       1.74
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.72)      (.72)     (.79)     (.85)      (.91)
                      Realized gain on investments--net                     --         --      (.06)     (.43)      (.35)
                      In excess of realized gain on
                      investments--net                                    (.11)        --      (.06)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.83)      (.72)     (.91)    (1.28)     (1.26)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Investment income--net                              (.18)      (.20)     (.16)     (.12)      (.15)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.18)      (.20)     (.16)     (.12)      (.15)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.75   $  12.40  $  11.17  $  12.99   $  12.29
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  11.00   $ 11.375  $  10.25  $ 13.125   $  13.25
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      4.28%     18.67%   (14.88%)    9.28%     16.27%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   2.18%     18.71%    (6.27%)   16.61%     13.84%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .67%       .68%      .69%      .68%       .69%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               5.27%      5.42%     5.76%     5.54%      6.13%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                        $340,751   $359,763  $324,122  $376,726   $350,843
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $150,000   $150,000  $150,000  $150,000   $150,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                 138.12%    114.30%    60.88%    41.61%     34.42%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,272   $  3,398  $  3,161  $  3,512   $  3,339
                                                                      ========   ========  ========  ========   ========

Dividends Per       Series A--Investment income--net                  $    860   $    961  $    752  $    597   $    749
Share on                                                              ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    865   $    959  $    764  $    608   $    733
Outstanding:++++                                                      ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    876   $    971  $    755  $    580   $    735
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Based on average shares outstanding during the year.
                ++++Dividends per share have been adjusted to reflect a four-for-one stock split that occurred on December 1, 1994.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,646 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 1997 were $640,915,350 and $655,141,158, respectively.

Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:



                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments             $(1,636,288)   $23,624,588
Short-term investments                   (591)            --
Financial futures contracts        (3,247,562)            --
                                  -----------    -----------
Total                             $(4,884,441)   $23,624,588
                                  ===========    ===========


As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $23,566,972, of which $23,987,746 related to appreciated securities and $420,774 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $464,813,598.

4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

Common Stock
For the year ended January 31, 1997, shares issued and outstanding remained constant at 29,007,770. At January 31, 1997, total paid-in-capital amounted to $322,002,908.

Preferred Stock
The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at January 31, 1997 were as follows: Series A, 3.38%; Series B, 3.395%; and Series C, 3.40%.

For the year ended January 31, 1997, there were 6,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.50%, calculated on the proceeds of each auction. For the year ended January 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, received $159,643 as commissions.

5. Capital Loss Carryforward:
At January 31, 1997, the Fund had a net capital loss carryforward of approximately $5,270,000, all of which expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On February 10, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.060759 per share, payable on February 27, 1997 to shareholders of record as of February 20, 1997.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniEnhanced Fund, Inc., as of January 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and the financial high-lights present fairly, in all material respects, the financial position of MuniEnhanced Fund, Inc. as of January 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Princeton, New Jersey
March 7, 1997





IMPORTANT TAX INFORMATION (unaudited)



All of the net investment income distributions paid monthly by MuniEnhanced Fund, Inc. during its taxable year ended January 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following taxable capital gains distribution has been paid by the Fund to Common Stock shareholders during the Fund's fiscal year:

Record Date        Payable Date        Short-Term Capital Gains

12/22/96             12/30/96                 $.107596

Please retain this information for your records.